MANUFACTURING AGREEMENT / 02-27-1997

PARTIES TO THE AGREEMENT

         Remedent USA, Inc. with offices located at 7301 E. Evans Road, Scottsdale, Arizona hereinafter referred to as ("REMEDENT")

         AND

         Shummi Enterprise Co. Ltd. along with Mr. Li Ming Kuei and associates with offices located at 9/F-4 No. 188, Nanking E Road Sec. 5, Taipei, Taiwan R.O.C. and with production facility located at Ping-Di, Central, Lung-Kang District, Shen Zhen, China, hereinafter referred to as "SHUMMI."

PREAMBLE

         REMEDENT is the rightful owner of the specialized multi-head Remedent manual tooth and gumbrush, hereinafter referred to as "PRODUCT." Further, REMEDENT wishes to contract the entire manufacturing process to SHUMMI.

         And...

         SHUMMI is in the business of manufacturing toothbrushes at its China factory and wishes to provide its expertise and manufacturing capability, and as such, accept the manufacturing contract from REMEDENT.

         And...

         REMEDENT shall contract with the Hong Kong based company Oral 2000 LTD, to act as a business liason between REMEDENT and SHUMMI for the purpose of quality control, technical issues, and coordination of shipping, Letters of Credit, and other forms of payment as may be required.

         THEREFORE, the parties to this contract agree as follows:

1. MANUFACTURING CONTRACT. REMEDENT does hereby grant and SHUMMI does hereby accept the contract to manufacture the product by providing items as detailed in article #3 of this agreement, according to the specifications as set forth in exhibits 1-1, 1-2, and 1-3 attached to this agreement, according to the specification modifications as provided from time to time by REMEDENT, and according to other terms and conditions of this agreement.

2. OBLIGATIONS OF REMEDENT. REMEDENT shall provide the following in fulfillment of this agreement:

         1. All production specifications within 10 days of executing this agreement.
         2. Specification for wall clips that shall be provided with each brush.
         3. Technical assistance at SHUMMI China factory as requested by SHUMMI, via ORAL 2000, LTD.
         4.       Design for Gumbrush oven fixtures.
         5. Camera-ready artwork as required for all packaging, present and future.

3. OBLIGATIONS OF SHUMMI. SHUMMI shall provide the following in fulfillment of this agreement:

         1.       All production facilities.
         2.       All bristle planting machines.
         3.       Bristle planting tooling.
         4.       Trim machines for toothbrushes and gumbrushes.
         5.       End rounding machines and tooling.
         6.       Bristle material as specified by REMEDENT.
         7.       Bristle metal anchor material as specified by REMEDENT.
         8.       Plastic handle raw material as specified by REMEDENT.
         9.       Injection molding of plastic handles and wall clips.
         10. Bristle planting, trimming and end-rounding as specified by REMEDENT.
         11.      Package material as specified by REMEDENT.
         12.      All packaging of product as specified by REMEDENT.

4. PRICE AND TERMS. For the contract services and materials as set forth in article #3, REMEDENT does hereby agree to pay SHUMMI the amount as set forth in attachment #1 to this agreement and as amended from time to time. SHUMMI shall provide a proforma invoice 5 days prior to all ship dates, and thereafter, REMEDENT, or it's representative, ORAL 2000, LTD., is obliged to TT payment in full prior to actual ship date, unless other arrangements are agreed to by SHUMMI on an order by order basis.

5. REMEDENT IS EXCLUSIVE CUSTOMER. In consideration for REMEDENT granting this manufacturing contract, SHUMMI does hereby agree that it will not produce the product or any similar or competitive product for any person or company in continuing the spirit of cooperation regarding all aspects of this project. SHUMMI further agrees not to display or show the product to any person or company unless permission is granted by REMEDENT in writing.

6. PRODUCTION CAPACITY. SHUMMI agrees to increase production capacity as required by REMEDENT from time to time, within 30 days of such request by REMEDENT.

7. TERM OF AGREEMENT. The term of this agreement shall be for three (3) years and is automatically renewed thereafter on an annual basis unless canceled by either party by giving at least 6 months written notice. If SHUMMI is unable to meet the production needs of REMEDENT at any time, and is unable to correct the issue within 45 days of notice by REMEDENT, then REMEDENT shall be allowed to take whatever measures deemed necessary to produce the product elsewhere, and in such case, SHUMMI agrees to make such transition smooth and turn over to REMEDENT all materials belonging to REMEDENT.

8. PRODUCTION SCHEDULE. REMEDENT has set forth its estimated production schedule on attachment #2 to this agreement. REMEDENT shall provide an update of the estimated production schedule as needed from time to time. It is understood that these are only estimates and shall not be considered as quotas by either party.

9. COOPERATION WITH REPRESENTATIVES. SHUMMI agrees that REMEDENT will contract with the business liaison company ORAL 2000, LTD or other such company to provide technical assistance, quality control, shipping arrangements, and payment services if necessary. SHUMMI agrees to extend full cooperation to ORAL 2000, LTD or any other business liaison company that REMEDENT may delegate to the project from time to time, with the understanding that such business liaison company has full authority to demand quality of the products.

         The parties agree to the above terms and conditions by execution below.


For REMEDENT USA, Inc.:                                       Date
                       ------------------------------------        ------------
                           Kenneth J Hegemann

For SHUMMI Enterprise Co. Ltd.                                Date
                               ----------------------------        ------------
                                    Li Ming Kuei


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                                  ATTACHMENT #1

             Schedule of product pricing, FOB SHUMMI China factory.
     Note: Charges from SHUMMI factory to Hong Kong will be waived for full container.

                                                                 MATERIAL
                                                          CP                PP
                                                         ---------------------

Adult brush in single plastic blister,
6 brushes per inner pack, 12 inner packs
per shipping carton.  Price per bush....................US$0.382           0.35

Jr. brush in single plastic blister,
6 brushes per inner pack, 12 inner packs
per shipping carton.  Price per brush...................US$0.352           0.339

Adult brush bulk packaged 616 brushes
per shipping carton.....................................US$0.28

Adult brush, 5 brushes on card blister,
24 blisters packed in each shipping carton
Price per 5 blister pack................................US$1.505

Adult brush, 3 brushes on card blister,
24 blisters packed in each shipping carton.
Price per 3 blister pack................................US$0.924           0.828

Jr. brush, 5 brushes on a card blister,
24 blisters packed in each shipping carton.
Price per 5 blister pack................................US$0.834           0.801

Adult brush in poly bag with instruction
insert, 12 brushes per inner pack, 12 inner
packs per shipping carton.  Price per brush.............US$0.28

Jr. brush in poly bag with instruction
insert, 12 brushes per inner pack, 12 inner
packs per shipping carton.  Price per brush.............US$0.25



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                                  ATTACHMENT #2

                       ESTIMATED PRODUCTION SCHEDULE--1997
             P.O. will confirm each order, 45 day advance required.

     SHIP DATE
    from SHUMMI         ADULT          JUNIOR           TOTAL
  ----------------- ------------ --------------- ---------------

       Mar 30           100,000             -0-         100,000

       Apr 15           100,000          20,000         120,000

       May 1             30,000          50,000          80,000

       Jun 1             40,000          10,000          50,000

       July 1            60,000          20,000          80,000

       Aug 1             80,000          40,000         120,000

       Sept 1           100,000          50,000         150,000

       Oct 1            150,000          80,000         230,000

       Nov 1            150,000          80,000         230,000

       Dec 1            200,000         100,000         300,000



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         three sheets of drawings attached